UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2007

CNS RESPONSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2755 Bristol Street, Suite 285
Costa Mesa, California 92626
(Address of Principal Executive Offices/Zip Code)

(714) 545-3288
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure

A copy of material which was used in an investor presentation delivered by CNS Response, Inc. representatives on Monday November 5, 2007 is attached to this Current Report on Form 8-K as Exhibit 99.1.

The statements made by representatives of CNS Response, Inc. were forward looking statements regarding the Company’s milestones for 2008 and its performance. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by these forward-looking statements. Some of those factors are identified in the Company’s periodic reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.
The following exhibit is filed herewith:
	Exhibit Number	Description

	99.1	Investor Presentation Material

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

Date: November 5, 2007	By:	/s/ Horace Hertz
Horace Hertz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Presentation Material